UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

VisionWave Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301, Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2026, VisionWave Holdings, Inc. (the “Company”) countersigned and thereby accepted a purchase order(the “Purchase Order”), from Metal Machinery Components Trading FZCO, a free zone company organized under the laws of the United Arab Emirates and registered in Dubai (the “Customer”), providing for the sale by the Company to the Customer of 200 STRATUM VARAN heavy wheeled unmanned ground vehicles in the base configuration described in the Purchase Order, at a unit price of $100,000 and an aggregate base purchase price of $20.0 million.

The base purchase price is exclusive of payloads, weapon stations, mission systems, intelligence systems, additional sensing modalities, communications and autonomy upgrades, optional modules, spares, taxes, duties, insurance and transport. Any such addition is excluded from the Purchase Order and would require a separate written quotation and order, and may affect price, lead time, licensing and delivery. The Purchase Order grants the Customer no rights to the Company’s intellectual property and no end user rights to future payloads, software modules, autonomy upgrades, mission systems or integrations.

The Customer is a trading company and is not the end user of the vehicles. The Customer has advised the Company that it conducts business in the United Arab Emirates and Ukraine and may act in relation to more than one prospective end user. No end user or destination is approved unless disclosed to and approved by the Company in writing, and approval of each proposed end user rests with the Company in its sole discretion. Other than the Purchase Order and a confidentiality agreement between the Company and the Customer dated September 1, 2026, there is no material relationship between the Company or its affiliates and the Customer.

The Purchase Order provides that, upon execution by both parties, it constitutes a binding commitment by the Customer to purchase, and by the Company to sell, the 200 vehicles at the aggregate base purchase price, subject to the conditions to the Company’s performance described below. The technical annex, end-user designation, manufacturing arrangements, delivery point, Incoterms and warranty terms are to be documented subsequently and are described in the Purchase Order as implementation details rather than conditions to contract formation.

The purchase price is payable as follows: an advance payment of $2.0 million, representing 10% of the order value, due within five business days after the Company confirms in writing that the agreed bank-guarantee mechanics are ready for issuance; and, for each of the three delivery batches, 40% of the batch value upon a production release milestone, 40% upon official inspection and acceptance prior to shipment and 10% upon delivery at the agreed delivery point.

The advance payment is to be secured by an advance-payment bank guarantee issued for the account of the Company, and is credited $700,000 against Batch 1, $700,000 against Batch 2 and $600,000 against Batch 3. The form, issuing bank, expiry and draw conditions of that guarantee, and the allocation of bank charges, remain subject to agreement between the parties and are a condition to the Company’s performance. The Company has no obligation to release or ship any batch until all amounts then due with respect to that batch have been irrevocably received in cleared funds, and may suspend procurement, production, testing or delivery while any undisputed amount remains overdue. As of the date of this Current Report, the Company has not received any portion of the advance payment or any other amount under the Purchase Order.

The Company’s obligations to commence production, incur material procurement commitments, procure or issue the advance-payment bank guarantee or make any delivery are subject to the satisfaction, or written waiver by the Company, of each of the following conditions precedent: (i) execution of the Purchase Order by both parties; (ii) delivery by the Customer of documentary proof of immediately available funds or committed financing sufficient to cover the full $20.0 million order value, in form and substance satisfactory to the Company in its reasonable discretion; (iii) agreement on the form, issuing bank, expiry and draw conditions of the advance-payment bank guarantee and receipt by the Company of the advance payment in cleared funds; (iv) receipt of all export licenses, authorizations, end-user documentation and governmental approvals required in the United States, the country of manufacture, the United Arab Emirates and each jurisdiction of end use; and (v) completion, to the Company’s satisfaction, of sanctions, anti-money-laundering, anti-bribery, export-control, beneficial-ownership and end-user compliance review.

No production, procurement, guarantee-issuance or delivery obligation of the Company arises, and no delivery milestone begins to run, before the date on which the last of those conditions is satisfied or waived (the “Effective Date”). As of the date of this Current Report, none of the conditions precedent has been satisfied, the Effective Date has not occurred, and the Company can give no assurance as to whether or when any condition will be satisfied or the Effective Date will occur.

The Company may also suspend or terminate performance, without liability, if it reasonably determines that performance may violate applicable law, sanctions or export-control policy or governmental direction, and may refuse or withdraw approval of a proposed end user. Under the Purchase Order, a license or authorization refusal, delay, suspension or withdrawal, and any refusal or withdrawal of end-user approval, is not a breach by the Company and does not reduce, suspend or discharge the Customer’s purchase commitment.

Subject to satisfaction or waiver of the conditions precedent, deliveries are contemplated in three batches — 70 vehicles within 12 months after the Effective Date, 70 vehicles in months 13 through 24 after the Effective Date and 60 vehicles in months 25 through 36 after the Effective Date. The delivery windows run from the Effective Date and not from the date of the Purchase Order or the date of this Current Report. Any Customer-caused delay, end-user delay, regulatory delay, change order or force-majeure event equitably extends the delivery schedule.

The final vehicle configuration, the technical annex and the agreed deployment schedule are to be confirmed following a demonstration of the VARAN platform, currently anticipated for October or November 2026, and following confirmation of manufacturing arrangements and Company approval of the applicable end user. The technical characteristics stated in the Purchase Order are configuration-dependent design objectives and become binding specifications only to the extent incorporated into a mutually executed technical annex. The place of manufacture, local content and industrial participation are also to be confirmed and recorded in that technical annex.

The $100,000 unit price applies solely to the base configuration ultimately defined in the technical annex. The Purchase Order entitles the Company to an equitable adjustment to price and schedule for changes arising from, among other things, demonstration results, end-user or competent-authority requirements, localization or local-content requirements, qualification or regulatory changes, tariffs and extraordinary increases in the cost of batteries, electronics, drivetrain components, raw materials or mandatory logistics. Any change to configuration, quantity, manufacturing location, local-content requirement, end-user requirement, qualification standard, delivery point or schedule that materially affects cost, performance, regulatory burden or lead time may be implemented only by a written change order or technical annex signed by both parties.

The Purchase Order provides that the Customer is in default if, among other things, it fails to pay an amount when due and the failure continues for five business days after written notice, fails to provide required proof of funds, end-user documentation or compliance information within a reasonable period specified by the Company, or repudiates, cancels or purports to reduce the order without the Company’s written consent. Upon a default the Company may, in addition to other rights, suspend performance, terminate all or part of the order, withhold delivery, apply amounts previously paid against sums due and recover completed work, work in progress, committed materials, non-cancellable supplier obligations, subcontractor cancellation charges and other direct losses.

The Purchase Order also contains representations by the Customer as to sanctions, anti-money-laundering and anti-corruption compliance, indemnification of the Company by the Customer for specified third-party claims, a limitation of the Company’s aggregate liability with respect to any batch to the amounts actually paid to the Company for that batch, an exclusion of indirect, incidental, consequential, special, exemplary and punitive damages, a disclaimer of implied warranties, a confirmation that all pre-existing and independently developed intellectual property relating to the VARAN and STRATUM platforms remains exclusively owned by the Company and that no license is granted by implication, a prohibition on assignment by the Customer without the Company’s consent, and customary confidentiality, force majeure, notice and entire-agreement provisions. The Purchase Order is governed by the laws of the State of California and provides for exclusive jurisdiction in the state and federal courts located in Los Angeles County, California.

The foregoing description of the Purchase Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Order, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Portions of Exhibit 10.1 have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because the omitted information (i) is not material and (ii) is of the type that the Company treats as private or confidential.

The Company has not recognized any revenue in respect of the Purchase Order. Revenue, if any, will be recognized only as the applicable performance obligations are satisfied in accordance with the Company’s revenue recognition policy. Because the Company’s performance obligations do not arise unless and until the conditions precedent described above are satisfied or waived, and because the configuration, price, schedule and end users remain subject to the technical annex, change orders, governmental authorizations and Company approvals, there can be no assurance that the Company will receive the advance payment, that any vehicle will be manufactured or delivered, that the full $20.0 million order value will be realized, or that the Purchase Order will result in any revenue or earnings to the Company. Investors should not regard the aggregate order value as backlog, as a firm order or as an indication of expected revenue in any period. See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 7.01. Regulation FD Disclosure.

On September 24, 2026, the Company issued a press release announcing its acceptance of the Purchase Order described under Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits furnished and filed herewith, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “contemplate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “schedule,” “should,” “will” and similar expressions, and include, without limitation, statements regarding the satisfaction of the conditions precedent to the Company’s performance under the Purchase Order, the occurrence of the Effective Date, the timing and outcome of the platform demonstration and the negotiation and execution of the technical annex, the receipt of the advance payment and the milestone payments, the manufacture and delivery of vehicles, and any revenue, backlog, margin or other results that may be derived from the Purchase Order.

These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including, among others: the Customer’s ability and willingness to deliver documentary proof of immediately available funds or committed financing for the full order value; the parties’ ability to agree the form and terms of, and to cause an acceptable bank to issue, the advance-payment bank guarantee, and the Customer’s ability to pay each milestone when due; the Company’s ability to obtain the export licenses, authorizations, end-user certificates and governmental approvals required in the United States, the country of manufacture, the United Arab Emirates and each jurisdiction of end use; the results of the Company’s sanctions, anti-money-laundering, anti-bribery, export-control, beneficial-ownership and end-user compliance review, including in respect of end users in jurisdictions affected by ongoing armed conflict; the identification and approval of acceptable end users and the risk that end users are not approved or that approval is withdrawn; the results of the platform demonstration and the risk that requirements identified in that demonstration materially alter the base configuration, cost, schedule or qualification requirements; the Company’s ability to establish, finance and qualify manufacturing capacity, including any required local manufacturing or industrial participation, and to procure long-lead components on acceptable terms; increases in component, raw material, logistics and tariff costs; the Company’s limited operating history, limited revenue to date, recurring losses and need for additional capital, and the dilution associated with its existing and future financing arrangements; and the other risk factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, [2025] and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Order VWAV-PO-2026-0902-MMC, dated September 24, 2026 between VisionWave Holdings, Inc. and Metal Machinery Components Trading FZCO
99.1	Press Release dated September 24 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIONWAVE HOLDINGS, INC.

Date: September 24, 2026	By: /s/ Douglas Davis
Name: Douglas Davis
Title: Chief Executive Officer